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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 27, 2000


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                          SAN JUAN BASIN ROYALTY TRUST
      (Exact name of Registrant as specified in the San Juan Basin Royalty
          Trust Indenture)

---------------------------------------- ------------------------------------- -------------------------------------
                 TEXAS                                  1-8032                              75-6279898
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)
---------------------------------------- ------------------------------------- -------------------------------------
         BANK ONE, TEXAS, N.A.
      CORPORATE TRUST DEPARTMENT                                                              76113
             P.O. BOX 2604                                                                  (Zip code)
           FORT WORTH, TEXAS
         (Address of principal
          executive offices)
---------------------------------------- ------------------------------------- -------------------------------------

       Registrant's telephone number, including area code: (817) 884-4630

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         In a press release dated October 27, 2000, a copy of which is attached hereto as Exhibit 99.1, Bank One, Texas, N.A., Trustee of the San Juan Basin
Royalty Trust (the "Trust"), announced today the upward adjustment of anticipated capital expenses of the Trust for fiscal year ended December 31, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         99.1    -    Press release, dated October 27, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BANK ONE, TEXAS, N.A.
                             TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST



                             By:  /s/ Lee Ann Anderson
                                  ---------------------------------------------
                                  Lee Ann Anderson
                                  Vice President


Date:    October 27, 2000






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                               INDEX TO EXHIBITS

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
     EXHIBIT
     NUMBER        DESCRIPTION
     -------       -------------
      99.1    -    Press release, dated October 27, 2000.
